UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

Rodin Global Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-214130	81-1310268
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☒ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

As previously reported, on July 31, 2018, Rodin Global Property Trust, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) for the purpose of announcing the acquisition (the “Acquisition”) of an office building located in Columbus, Ohio (the “Property”), which is leased to Comenity Servicing, LLC, (the “Tenant”), a wholly-owned subsidiary of the guarantor of the lease, Alliance Data Systems Corp (“ADS” or the “Guarantor”). This Amendment No. 1 amends the Initial Form 8-K, to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the Acquisition. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits

(a) Summary Financial Data of ADS.

The table below summarizes the Property level information.

Rent Commencement Date(1)	Lease Expiration Date	Rentable Square Feet	Year One Rent(2)	Rental Escalations	Tenant Renewal Options	Purchase Price
September 13, 2017	September 13, 2032	241,493	$3,104,701	1.07% annual rent escalations	One 10 year renewal option	$46,950,000

Note:

(1) Represents the commencement date of the original lease on the Property with its previous owner. The Company acquired the Property on July 31, 2018, and as such will begin earning rent from the Property at such time.

(2) Represents the year one rent for the Property commencing at the start date (September 13, 2017) of the original lease on the Property with its previous owner. The year one rent of $3,396,556 to be earned by the Company will commence on the date of acquisition, July 31, 2018.

The Property is 100% leased to the Tenant, a subsidiary of ADS, which serves as the guarantor of the lease. The lease is net whereby the Tenant is responsible for operating expenses, real estate taxes, insurance, utilities, repairs, maintenance and capital expenditures, in addition to its obligation to pay base rent. The Company believes that the financial statements of ADS are most useful and relevant to investors in evaluating the relative risk profile and creditworthiness of the obligors under the terms of the lease as well as the lease guaranty. Additionally, because the Property is subject to a net lease, the historical property financial statements provide limited information other than rental income. Consequently, we have provided summarized consolidated financial statements of the Guarantor (which is inclusive of the financial statements of the Tenant) of the lease on the Property.

ADS currently files its financial statements in reports filed with the Securities and Exchange Commission (“SEC”), and the following summary financial data regarding ADS is taken from the filed Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 27, 2018 and ADS’ Quarterly Report on Form 10-Q for the period ended June 30, 2018, filed with the SEC on August 7, 2018 (dollar amounts in millions):

	For the Six Months Ended June 30, 2018	For the Fiscal Year Ended
		December 31, 2017	December 31, 2016	December 31, 2015
Consolidated Statements of Operations:
Total revenue	$3,788.1	$7,719.4	$7,138.1	$6,439.7
Income before income taxes	473.2	1,081.10	837	931.6
Net income	381.8	788.7	517.6	605.4

	As of June 30, 2018	As of the Fiscal Year Ended
		December 31, 2017	December 31, 2016	December 31, 2015
Consolidated Balance Sheets:
Total assets	$28,950.9	$30,684.8	$25,514.1	$22,349.9
Long-term and other debt	5,667.5	5,948.3	4,786.9	4,648.0
Total stockholders’ equity	2,119.3	1,855.3	1,658.2	2,010.0

For more detailed financial information regarding ADS, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

(b) Pro Forma Financial Information.

The following pro forma condensed consolidated financial statements have been prepared to disclose certain specific information with regards to the acquisition of the Property. The pro forma financial statements have been compiled and presented in accordance with Article 11 of SEC Regulation S-X.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 30, 2018, and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2018, filed with the SEC on August 13, 2018.

The accompanying unaudited pro forma condensed consolidated balance sheet presents our historical financial information as of June 30, 2018, as adjusted for the purchase of membership interests (the “Interests”) in the Sole Member, as defined and described below, as if this transaction had occurred on September 13, 2017.

The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2018 and for the year ended December 31, 2017 combine the Company’s historical operations with the effects of the purchase of the Interests, as if the transaction had occurred as of September 13, 2017.

As of and on July 31, 2018, the Company, through its operating partnership, acquired, together with a subsidiary of the Company’s sponsor, Cantor Fitzgerald Investors, LLC (“CFI”), the Property at a contract purchase price of $46,950,000, exclusive of closing costs. The fee simple interest in the Property is held by a single purpose limited liability company (the “SPE”), the parent (the “Sole Member”) of which the Company owned 67% of the membership interests and CFI owned 33%. The Property was acquired from ADS Place Phase III, LLC. (the “Seller”). Seller is a third party and not affiliated with the Company or CFI.

The Property is 100% leased to the Tenant, a subsidiary of ADS. The lease is net whereby the Tenant is responsible for operating expenses, real estate taxes, insurance, repairs, maintenance and capital expenditures, in addition to its obligation to pay base rent.

The Company funded the acquisition of the Interests with cash from its ongoing initial public offering.

The unaudited pro forma condensed consolidated statements of operations have been prepared by the Company’s management based upon the Company’s historical financial statements, certain historical financial information of the Property, and certain equity method accounting entries related to the acquisition of the membership interests. These pro forma statements may not be indicative of the results that actually would have occurred if the transaction had been in effect on the dates indicated, nor do they purport to represent our future financial results. The accompanying unaudited pro forma condensed consolidated statements of operations do not contemplate certain amounts that are not readily determinable, such as additional general and administrative expenses that are probable, or interest income that would be earned on cash balances.

Rodin Global Property Trust, Inc.

Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2018

(Unaudited)

	Rodin Global Property Trust, Inc. (a)	Pro Forma Investment Income Adjustment		Pro Forma Acquisition Adjustment		Pro Forma Rodin Global Property Trust, Inc.
Assets
Investment in real estate, net of accumulated depreciation of $180,511 and $86,331, respectively	$6,522,689	$—		$—		$6,522,689
Investment in real estate-related assets	31,661,429	—		14,500,000	(c)	46,161,429
Intangible assets, net of accumulated amortization of $84,551 and $40,437, respectively	1,231,496	—		—		1,231,496
Cash and cash equivalents	19,107,962	1,132,349	(b)	(14,500,000	)(c)	5,740,311
Stock subscriptions receivable	22,212	—		—		22,212
Prepaid expenses and other assets	91,493	—		—		91,493
Due from related parties	101,520	—		—		101,520

Total assets	$58,738,801	$1,132,349		$—		$59,871,150

Liabilities and Equity
Liabilities
Loan payable, net of deferred financing costs of $73,976 and $78,074, respectively	$4,426,024	$—		$—		$4,426,024
Accrued interest payable	10,266	—		—		10,266
Distributions payable	239,650	—		—		239,650
Due to related parties	4,174,629	—		—		4,174,629

Total liabilities	8,850,569	—		—		8,850,569

Stockholders’ equity
Controlling interest
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, and 0 issued and outstanding at June 30, 2018 and December 31, 2017, respectively	—	—		—		—
Class A common stock, $0.01 par value per share, 160,000,000 shares authorized, and 1,333,612 and 478,956 issued and outstanding at June 30, 2018 and December 31, 2017, respectively	13,336	—		—		13,336
Class T common stock, $0.01 par value per share, 200,000,000 shares authorized, and 623,983 and 225,652 issued and outstanding at June 30, 2018 and December 31, 2017, respectively	6,240	—		—		6,240
Class I common stock, $0.01 par value per share, 40,000,000 shares authorized, and 264,125 and 166,296 issued and outstanding at June 30, 2018 and December 31, 2017, respectively	2,641	—		—		2,641
Additional paid-in capital	54,065,161	—		—		54,065,161
Accumulated deficit and cumulative distributions	(4,200,146)	1,132,349	(b)	—		(3,067,797)

Total controlling interest	49,887,232	1,132,349		—		51,019,581
Non-controlling interests in subsidiaries	1,000	—		—		1,000

Total stockholders’ equity	49,888,232	1,132,349		—		51,020,581

Total liabilities and stockholders’ equity	$58,738,801	$1,132,349		$—		$59,871,150

(a)

Reflects the historical Consolidated Balance Sheet of the Company for the period indicated as presented in the Company's Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on August 13, 2018.

(b)	Represents the pro-forma effect of income from investment in real estate-related assets received from the Property.
(c)	Displays the pro-forma effect of the purchase of membership interests in the Property.

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

Rodin Global Property Trust, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2018

(Unaudited)

	Rodin Global Property Trust, Inc. (a)	Pro Forma Investment Income Adjustment		Pro Forma Rodin Global Property Trust, Inc.
Revenues
Rental revenues	$234,853	$—		$234,853

Total revenues	234,853	—		234,853

Operating expenses:
General and administrative expenses	959,817	—		959,817
Depreciation and amortization	123,146	—		123,146
Management fees	254,661	—		254,661

Total operating expenses	1,337,624	—		1,337,624
Other income (expense):
Income from investments in real estate-related assets	313,015	1,132,349	(b)	1,445,364
Interest expense	(97,005)	—		(97,005)

Total other income (expense)	216,010	1,132,349		1,348,359

Net income (loss)	(886,761)	1,132,349		245,588
Net income (loss) attributable to non-controlling interest	—	—		—

Net income (loss) attributable to common stockholders	$(886,761)	$1,132,349		$245,588

Weighted average shares outstanding	1,416,046			1,416,046

Net income (loss) per common share—basic and diluted	$(0.63)			$0.17

(a)

Reflects the historical Consolidated Statement of Operations of the Company for the period indicated as presented in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on August 13, 2018.

(b)	Represents the pro-forma effect of income from investments in real estate-related assets received from the Property.

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

Rodin Global Property Trust, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2017

(Unaudited)

	Rodin Global Property Trust, Inc. (a)	Pro Forma Investment Income Adjustment		Pro Forma Rodin Global Property Trust, Inc.
Revenues
Rental revenues	$222,675	$—		$222,675

Total revenues	222,675	—		222,675

Operating expenses:
General and administrative expenses	1,919,120	—		1,919,120
Depreciation and amortization	112,883	—		112,883
Management fees	127,508	—		127,508

Total operating expenses	2,159,511	—		2,159,511
Other income (expense):
Income from investment in real estate-related assets	77,615	678,391	(b)	756,006
Interest expense	(93,176)	—		(93,176)

Total other income (expense)	(15,561)	678,391		662,830

Net income (loss)	(1,952,397)	678,391		(1,274,006)
Net income (loss) attributable to non-controlling interest	—	—		—

Net income (loss) attributable to common stockholders	$(1,952,397)	$678,391		$(1,274,006)

Weighted average shares outstanding	230,517			230,517

Net income (loss) per common share—basic and diluted	$(8.47)			$(5.53)

(a)

Reflects the historical Consolidated Statement of Operations of the Company for the period indicated as presented in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 30, 2018.

(b)	Represents the pro-forma effect of income from investment in real estate-related assets received from the Property.

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RODIN GLOBAL PROPERTY TRUST, INC.

Date: October 12, 2018	By:	/s/ Kenneth Carpenter
Name: Kenneth Carpenter
Title: President